Exhibit 99.1



                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                            }     CASE NUMBER
                                  }     02-10835
                                  }
The NewPower Company, et. al.     }     JUDGE  W. Homer Drake, Jr.
                                  }
DEBTORS                           }     CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                          FROM 11/30/06 To 12/31/2006

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                    Paul Ferdinands
                                    --------------------
                                    Attorney for Debtor

Debtor's Address                    Attorney's Address
and Phone Number                    and Phone Number

P.O. Box 17296                      191 Peachtree St.
Stamford, Ct 06907                  Atlanta, GA 30303
Tel: (203) 329-8412                 Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835                      Post Petition
                                                   Totals

For Period from November 30, 2006 - December 31,2006

Opening Cash Balance -11/30/06        $ 25,076

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other         32
-----------------------------------------------
Total Inflows                               32
-------------------------------------------------------------------------------
                                                       Distribution of Outflows
Outflows:                                         NewPower         The NewPower
Post Petition:                                   Holdings, Inc.        Company
--------------                                   --------------        -------

Professionals - Bankruptcy                  30               30
Consulting Fees
Lockbox Fees
Supplies & Misc
Rent                                         0                0
Insurance
Utilities (Heat, Hydro, Phone, etc.)
Payroll (inlcuding tax payments & fees)     12               12
T&E Reimbursements
State Tax Payments
Distribution to Equity                  13,671           13,671
-------------------------------------------------------------------------------
Total Outflows                          13,714           13,714
-------------------------------------------------------------------------------

-----------------------------------------------
Net Cash Flows                         (13,683)
-----------------------------------------------

Closing Cash Balance                  $ 11,393
=====================================----------

Amount of Cash Balance in  Reserve for
Classes 8 -12                            4,580

                                                                   Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from November 30, 2006 - December 31,2006
Amounts in $000's


Accounts Receivable at Petition Date:             $ 75,200


Beginning of Month Balance*  - Gross              $ 13,476 (per 12/31/06 G/L)
PLUS:  Current Month New Billings                        -
LESS:  Collections During the Month                      -
                                                -------------

End of Month Balance - Gross                      $ 13,476 (per 12/31/06 G/L)
Allowance for Doubtful Accounts                    (13,476)
                                                -------------

End of Month Balance - Net of Allowance           $      -
                                                =============

                              Note:  The accounts receivable aging below
                                     relates only to deliveries to customers
                                     subsequent to the June 11, 2002
                                     petition date.



                                     AR Aging for Post Petition Receivables

                                      Current    > 30 days   > 60 days    Total
                                      -----------------------------------------

                                      $     -    $       -   $     111    $ 111

                                                                   Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from November 30, 2006 - December 31,2006
Amounts in $000's


See attached System Generated A/P reports as of 12/31/2006 (Attachments 2A and 2B).


Beginning of Period Balance                $ 162 (per 12/31/06 G/L)
PLUS:  New Indebtedness Incurred              32
LESS:  Amounts Paid on A/P                   (30)
                                           -------

End of Month Balance                       $ 164 (per 12/31/06 G/L)
                                           =======

                                                                    Exhibit 2A

                                                        The New Power Company
                                                        Vendor Balance Detail
                                                       As of December 31, 2006

                                                 Type          Date              Num              Amount         Balance
                                            --------------- ------------ ---------------------  ------------   ------------
      Arkadin, Inc.                                                                                                   0.00
                                            Bill             12/11/2006  1025815                      27.94          27.94
                                            Bill Pmt -Check  12/11/2006  200986                      -27.94           0.00
                                                                                                ------------   ------------
      Total Arkadin, Inc.                                                                              0.00           0.00

      AT& T Wireless                                                                                                  0.00
                                            Bill             12/11/2006  2033298412-082Dec           129.68         129.68
                                            Bill Pmt -Check  12/11/2006  200983                     -129.68           0.00
                                                                                                ------------   ------------
      Total AT& T Wireless                                                                             0.00           0.00

      Kaster Moving Co. Inc.                                                                                          0.00
                                            Bill             12/11/2006  32829December06              82.50          82.50
                                            Bill Pmt -Check  12/11/2006  200982                      -82.50           0.00
                                                                                                ------------   ------------
      Total Kaster Moving Co. Inc.                                                                     0.00           0.00

      King and Spalding                                                                                               0.00
                                            Bill             12/11/2006  Oct06,389358             13,266.35      13,266.35
                                            Bill Pmt -Check  12/11/2006  200985                  -13,266.35           0.00
                                                                                                ------------   ------------
      Total King and Spalding                                                                          0.00           0.00

      Mellon Investors Services, LLC                                                                                  0.00
                                            Bill             12/11/2006  October2006256775         1,423.03       1,423.03
                                            Bill Pmt -Check  12/11/2006  200981                   -1,423.03           0.00
                                                                                                ------------   ------------
      Total Mellon Investors Services, LLC                                                             0.00           0.00

      Parker, Hudson, Rainer & Dobbs                                                                                  0.00
                                            Bill             12/11/2006  144894RTDOct             15,500.81      15,500.81
                                            Bill Pmt -Check  12/11/2006  200984                  -15,500.81           0.00
                                                                                                ------------   ------------
      Total Parker, Hudson, Rainer & Dobbs                                                             0.00           0.00
                                                                                                ------------   ------------
TOTAL                                                                                                  0.00           0.00
                                                                                                ============   ============

                                                                         New Debt                                30,430.31
                                                                         Payments                               -30,430.31



                                                                                                               Page 1 of 1

                                                                    Exhibit 2B

                             The New Power Company
                             Unpaid Vendor Detail
                            As of December 31, 2006


               Name                                 Balance
-----------------------------------             ----------------


Franchise Tax Liability                              158,379.00
Payroll Tax Liablility                                 5,456.00
                                                ----------------
                                                     163,835.00

                                                                   Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from November 30, 2006 - December 31,2006
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date          $ 15,587


Inventory at Beginning of Period            $       - (per 12/31/06 G/L)
PLUS:  Inventrory Purchased                         -
LESS:  Inventory Used or Sold                       -
                                            ---------

End of Month Balance                        $       - (per 12/31/06 G/L)
                                            =========


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date                 $  1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period         $      -
Less:  Depreciation Expense                        -
Less:  Dispositions                                -
Add:  Purchases                                    -
                                            --------

Fixed Assets at End of Period               $      -
                                            ========

                                                                   Attachment 4
                                                                   Page 1 of 16
Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     12/01/2006-12/31/2006

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         The New Power Company Concentration Account
Account Number:
Purpose of Account:   Concentration Account

Beginning Balance     $           478,783.97
Total Deposits        $             6,276.87
Total Payments        $            43,969.30
Closing Balance       $           441,091.54
Service Charges       $               266.22

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                   Attachment 4
                                                                   Page 2 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     12/01/2006-12/31/2006

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Money Market

Beginning Balance     $      15,362,591.90
Total Deposits        $       5,741,570.84 Interest Income plus Enron Give Back
Total Payments        $      14,639,655.23 Payroll Taxes and Distribution
Closing Balance       $       6,464,507.51
Service Charges       $                  -

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A

                                                                   Attachment 4
                                                                   Page 3 of 16

Name of Debtor:              NewPower Holdings Inc.
Case #:                      02-10835
Reporting Period:            12/01/2006-12/31/2006

Name of Bank:                JP Morgan Chase
Branch:                      New York ABA # 021000021
Account Name:                The New Power Company Reserve Account
Account Number:
Purpose of Account:          Reserve for Shareholder Distributions

Beginning Balance            $ 9,326,969
Total Deposits               $   977,808  Interest and $.15 per share
                                          distribution reserve
Total Payments               $ 5,725,000  Enron give back
Closing Balance              $ 4,579,778
Service Charges              $       -

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A

January 2006 Interest        $ 19,102.57
February 2006 Interes        $ 17,263.46
March 2006 Interest          $ 19,122.65
April 2006 Interest          $ 27,821.49
May 2006 Interest            $ 29,459.33
June 2006 Interest           $ 28,533.24
July 2006 Interest           $ 29,508.59
August 2006 Interest         $ 29,533.65
September 2006 Interest      $ 58,068.60
October 2006 Interest        $ 60,103.67
November 2006 Interest       $ 26,916.73
December 2006 Interest       $ 10,788.28
Interest Calculations:


                                                 First                                                             November
                                 Shares       Distribution   Q1 -Q3 2006    Oct-06     Nov-06     Distribution      Balance
Lana Pai                          1,032,000      608,880.00     4,327.09     996.72    1,441.73                     620,319.85
Enron Energy Services             8,650,400    5,103,736.00    36,270.45   8,354.64    2,777.32   (4,242,367.21)    947,949.55
Cortez Energy Services            5,000,000    2,950,000.00    20,964.61   4,829.05    1,605.31   (2,452,121.99)    547,922.38
McGarrett I,  LLC                 6,766,400    3,653,856.00    28,012.69   6,535.05    2,172.44   (3,039,462.16)    679,162.51
McGarrett II,  LLC                8,458,200    4,567,428.00    35,016.69   8,169.01    2,715.61   (3,799,417.54)    848,973.22
McGarrett III, LLC                2,791,800    1,507,572.00    11,557.97   2,696.35      896.34   (1,254,074.61)    280,220.79
                                                                                                                             -
Surfboards & Co.- warrants        5,404,800    2,918,592.00    22,375.71   5,220.01    7,550.66                   2,976,142.67
EES Warrant Trust - warrants     24,117,800   13,023,612.00    99,846.97  23,293.20    7,743.33  (10,833,698.93)  2,420,771.20
Ari Benacerraf- options              10,000        5,400.00        41.42       9.66       13.97                       5,506.80

                                            -----------------------------------------------------------------------------------
                                 62,231,400   34,339,076.00   258,413.60  60,103.67   26,916.73  (25,621,142.44)  9,326,968.97


                                  Give Back        Final       2nd Reserve
                                 to Non Enron     Balance        $0.15       Dec-06    YE Balance
Lana Pai                                          620,319.85   154,800.00    1,726.98     776,847
Enron Energy Services              947,949.55              -
Cortez Energy Services             547,922.38              -
McGarrett I,  LLC                  679,162.51              -
McGarrett II,  LLC                 848,973.22              -
McGarrett III, LLC                 280,220.79              -

Surfboards & Co.- warrants                      2,976,142.67   810,720.00    9,044.56   3,795,907
EES Warrant Trust - warrants     2,420,771.20              -
Ari Benacerraf- options                             5,506.80     1,500.00       16.73       7,024

                                ------------------------------------------------------------------
                                 5,725,000.00   3,601,969.33   967,020.00   10,788.28   4,579,778


                                                                   Attachment 4
                                                                   Page 4 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     12/01/2006-12/31/2006

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Controlled Disbursements (A/P)

Beginning Balance                  $0.00
Total Deposits                $47,395.81
Total Payments                $47,395.81
Closing Balance                    $0.00
Service Charges       N/A

First Check issued this Period                   200980
Last Check issued this Period                    200988
Total # of checks issued this Period                  9

                                                                   Attachment 4
                                                                   Page 5 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     12/01/2006-12/31/2006

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:   Controlled Disbursements (Customer Refunds)

Beginning Balance                $0.00
Total Deposits                  $14.80
Total Payments                  $14.80
Closing Balance                  $0.00
Service Charges       N/A

First Check issued this Period                   NA
Last Check issued this Period                    NA
Total # of checks issued this Period             NA

                                                                   Attachment 4
                                                                   Page 6 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     12/01/2006-12/31/2006

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower ACH Account
Account Number:
Purpose of Account:   ACH (T&E)

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges       N/A

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A


                          ACCOUNT CLOSED

                                                                   Attachment 4
                                                                   Page 7 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     12/01/2006-12/31/2006

Name of Bank:         First Union/ Wachovia
Branch:               Herndon, VA  ABA # 051400549
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Natural Gas Collections

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges       N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                          ACCOUNT CLOSED

                                                                   Attachment 4
                                                                   Page 8 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     12/01/2006-12/31/2006

Name of Bank:         First Union/ Wachovia
Branch:               Charlotte, NC ABA # 053000219
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Power/ IBM Collections

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges                  $0.00

First Check issued this Period                      N/A
Last Check issued this Period                       N/A
Total # of checks issued this Period                N/A


                          ACCOUNT CLOSED

                                                                   Attachment 4
                                                                   Page 9 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     12/01/2006-12/31/2006

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:   Payroll

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges       N/A

First Check issued this Period           N/A
Last Check issued this Period            N/A
Total # of checks issued this Period     N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 10 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     12/01/2006-12/31/2006

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower Enron Segregated A/C
Account Number:
Purpose of Account:   Concentration Account

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges       N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 11 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     12/01/2006-12/31/2006

Name of Bank:         Royal Bank of Canada
Branch:               Ontario Transit # 00192
Account Name:         The New Power Company
Account Number:
Purpose of Account:   CAN$ Operating A/C

Beginning Balance              $0.00 CAN$
Total Deposits
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges       $          -

First Check issued this Period                   NA
Last Check issued this Period                    NA
Total # of checks issued this Period              0


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 12 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     12/01/2006-12/31/2006

Name of Bank:         First Union/ Wachovia
Branch:               Charlotte, NC ABA # 053000219
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Power/AES Collections

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges       N/A

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 13 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     12/01/2006-12/31/2006

Name of Bank:         Royal Bank of Canada
Branch:               Ontario Transit # 00192
Account Name:         The New Power Company
Account Number:
Purpose of Account:   US$ A/C

Beginning Balance                  $0.00
Total Deposits                     $0.00
Total Payments                     $0.00
Closing Balance                    $0.00
Service Charges       N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 14 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     12/01/2006-12/31/2006

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         The New Power Company
Account Number:
Purpose of Account:   WildCard ATM Settlement

Beginning Balance                  $0.00
Total Deposits                     $0.00
Total Payments                     $0.00
Closing Balance                    $0.00
Service Charges            N/A

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 15 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     12/01/2006-12/31/2006

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         NewPower Holdings, Inc.
Account Number:
Purpose of Account:   Controlled Disbursements (A/P)

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges       N/A

First Check issued this Period                None
Last Check issued this Period                 None
Total # of checks issued this Period          None


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 16 of 16

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     12/01/2006-12/31/2006

Name of Bank:         Credit Suisse Asset Management
Branch:               466 Lexington Ave.  NY, NY 10017-3140
Account Name:         NewPower Holdings, Inc.
Account Number:
Purpose of Account:   Short Term Cash Mgmt Portfolio

Beginning Balance                  $0.00
Total Deposits                     $0.00
Total Payments                     $0.00
Closing Balance                    $0.00
Service Charges       N/A

First Check issued this Period                   N/A
Last Check issued this Period                    N/A
Total # of checks issued this Period             N/A


                          ACCOUNT CLOSED

                                                                      Exhibit 5

                            The New Power Company
                                 Check Detail
                                December 2006

          Type                  Num          Date                       Name                     Original Amount
--------------------------   ----------   ------------   ------------------------------------   -------------------
Paycheck                     200980        12/14/2006    M. Patricia Foster                               3,692.73
Bill Pmt -Check              200981        12/11/2006    Mellon Investors Services, LLC                   1,423.03
Bill Pmt -Check              200982        12/11/2006    Kaster Moving Co. Inc.                              82.50
Bill Pmt -Check              200983        12/11/2006    AT& T Wireless                                     129.68
Bill Pmt -Check              200984        12/11/2006    Parker, Hudson, Rainer & Dobbs                  15,500.81
Bill Pmt -Check              200985        12/11/2006    King and Spalding                               13,266.35
Bill Pmt -Check              200986        12/11/2006    Arkadin, Inc.                                       27.94
Paycheck                     200987        12/26/2006    M. Patricia Foster                               3,692.73
Reissue Nov. Paycheck        200988        12/11/2006    M. Patricia Foster                               3,692.73





                                                                                                       Page 1 of 1

                                                                   Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from November 30, 2006 - December 31,2006
Amounts in $000's

Taxes Paid During the Month
---------------------------


Employment Taxes                                                   1.3




Taxes Owed and Due
------------------

Payroll Tax Liability                                              5.5

                                                                  Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from November 30, 2006 - December 31,2006
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                           Full Time  Part Time
# of Employees at beginning of period                                         1
# hired during the period                                          -          -
# terminated/resigned during period                                -          -
                                                           --------------------
# employees on payroll - end of period                             0          1
                                                           ====================

# of employees on temporary consulting assignments                            0

Confirmation of Insurance
-------------------------

See supplemental attachment.*

*Omitted.

                                                                  Attachment 7B
                                                                 (Supplemental)

                  Payments made to insiders 12/01/06 12/31/06

Payments are in gross amts

                      Title               Amount        Date        Type

FOSTER, MARY          President & CEO     $ 5,208.33    12/14/2006  Salary for pay period 12/01 -12/15
                                          $ 5,208.33    12/26/2006  Salary for pay period 12/16 -12/31
                                         ------------

                                         $ 10,416.67
                                         =============


                                                                   Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from November 30, 2006 - December 31,2006